OTHER ASSETS	12 Months Ended
Dec. 31, 2011
OTHER ASSETS
OTHER ASSETS

2.     OTHER ASSETS

  (a)
  Other current assets

	2011	2010
Federal, provincial and other sales taxes receivable	$51,603	$63,553
Prepaid expenses	25,540	10,449
Meadowbank insurance receivable	8,765	—
Prepaid royalty(i)	7,684	5,282
Employee loans receivable	5,567	4,498
Other	11,210	5,191
Government refundables for local community improvements	—	803

	$110,369	$89,776

    (i)
    The prepaid royalty relates to the Pinos Altos mine in Mexico.
  (b)
  Available-for-sale securities

    In 2011, the Company realized proceeds of $9.4 million (2010 — $36.6 million; 2009 — $41.0 million) and recognized a gain before income taxes of $4.9 million (2010 — $19.5 million; 2009 — $10.1 million) on the sale of certain available-for-sale securities. Available-for-sale securities consist of equity securities whose cost basis is determined using the average cost method. Available-for-sale securities are carried at fair value and comprise the following:

	2011	2010
Available-for-sale securities in an unrealized gain position
Cost (net of impairments)	$127,344	$50,958
Unrealized gains in accumulated other comprehensive income	16,408	48,151

Estimated fair value	143,752	99,109

Available-for-sale securities in an unrealized loss position
Cost (net of impairments)	1,717	—
Unrealized losses in accumulated other comprehensive income	(58)	—

Estimated fair value	1,659	—

Total estimated fair value of available-for-sale securities	$145,411	$99,109

    The Company's investments in available-for-sale securities consist primarily of investments in common shares of entities in the mining industry. During the course of the year, certain investments fell into an unrealized loss position. In each case, the Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the impairment. As a result of these evaluations, the Company wrote down certain available-for-sale securities by $8.6 million during the year ended December 31, 2011 that were considered other-than-temporarily impaired.

    For the remainder of the investments after the other-than-temporary impairment write-downs approximately 1.1% of the total fair value of investments are in an unrealized loss position. At December 31, 2011, the fair value of investments in an unrealized loss position was $1.7 million with a total unrealized loss of $0.1 million. The Company also evaluated these securities in relation to the severity and duration (less than six months in all cases) of the impairment. Based on that evaluation and the Company's ability and intent to hold those investments for a reasonable period of time sufficient for a forecasted recovery of fair value, the Company does not consider those investments to be other-than-temporarily impaired as at December 31, 2011.

  (c)
  Other assets

	2011	2010
Deferred financing costs, less accumulated amortization of $5,809 (2010 — $2,249)	$15,777	$16,780
Long-term ore in stockpile(i)	64,392	27,409
Prepaid royalty(ii)	—	8,777
Other	7,879	8,536

	$88,048	$61,502

    (i)
    Due to the structure of the Goldex mine, Pinos Altos mine, Kittila mine, and Meadowbank mine ore bodies, a significant amount of drilling and blasting is incurred in the early years of its mine life resulting in a long-term stockpile. The value of the stockpile at December 31, 2011 is nil (2010 — $15.0 million) for the Goldex mine, $7.1 million (2010 — $12.4 million) for the Pinos Altos mine, $8.0 million (2010 — nil) for the Kittila mine and $49.3 million (2010 — nil) for the Meadowbank mine.

    (ii)
    The prepaid royalty relates to the Pinos Altos mine in Mexico.